                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Marquee Raine Acquisition Sponsor LP

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Marquee Raine Acquisition Sponsor LP
Acting by its general partner,

Marquee Raine Acquisition Sponsor GP Ltd.

By: /s/ Brandon Gardner
   ----------------------------
   Name: Brandon Gardner
   Title: Director

By: /s/ Thomas S. Ricketts
   ----------------------------
   Name: Thomas S. Ricketts
   Title: Director

Date: December 14, 2020

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Marquee Raine Acquisition Sponsor
                                          GP Ltd.

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Marquee Raine Acquisition Sponsor GP Ltd.

By: /s/ Brandon Gardner
   ------------------------------
   Name: Brandon Gardner
   Title: Director

By: /s/ Thomas S. Ricketts
   ------------------------------
   Name: Thomas S. Ricketts
   Title: Director

Date:  December 14, 2020

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Raine Holdings AIV LLC

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Raine Holdings AIV LLC

By: /s/ Brandon Gardner
   ---------------------------------
   Name: Brandon Gardner
   Title: President

Date:  December 14, 2020

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Raine SPAC Holdings LLC

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Raine SPAC Holdings LLC

By: /s/ Joseph Beyrouty
    --------------------------------
    Name: Joseph Beyrouty
    Title: Vice President

Date: December 14, 2020

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Raine RR SPAC SPV I LLC

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Raine RR SPAC SPV I LLC

By: /s/ Joseph Beyrouty
   ---------------------------------
   Name: Joseph Beyrouty
   Title: Vice President

Date: December 14, 2020

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Ricketts SPAC Investment LLC

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Ricketts SPAC Investment LLC

By: /s/ Alfred Levitt
   ----------------------------
   Name: Alfred Levitt
   Title: Secretary

Date: December 14, 2020

                                                                    Exhibit 99.1

                            Joint Filer Information

Name of Joint Filer:                      Marquee Sports Holdings SPAC I, LLC

Address of Joint Filer:                   c/o Marquee Raine Acquisition Corp.
                                          65 East 55th Street, 24th Floor
                                          New York, NY 10010

Relationship of Joint Filer to Issuer:    10% Owner

Issuer Name and Ticker or Trading Symbol: Marquee Raine Acquisition Corp. [MRAC]

Date of Event Requiring Statement:        December 14, 2020

Designated Filer:                         Marquee Raine Acquisition Sponsor LP

Signature:

Marquee Sports Holdings SPAC I, LLC

By: /s/ Crane H. Kenney
   -----------------------------
   Name: Crane H. Kenney
   Title: Chief Executive Officer

Date: December 14, 2020